                                                                    EXHIBIT 4.10

                           CERTIFICATE OF TRUST

                                    OF

                        SUNAMERICA CAPITAL TRUST V


       THIS Certificate of Trust of SunAmerica Capital Trust V (the "Trust"), dated as of October 17, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et. seq.).

    1. Name. The name of the business trust being formed hereby is SunAmerica Capital Trust V.

    2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The
Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

    3. Effective Date. This Certificate of Trust shall be effective as of its filing.

        IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.




                                   The Bank of New York (Delaware),
                                   as Trustee


                                   By: /s/ Joseph G. Ernst
                                       ----------------------------------
                                       Title: Assistant Vice President

                                   The Bank of New York, as Trustee


                                   By: /s/ Walter N. Gitlin
                                       ----------------------------------
                                       Title: Vice President



                                   /s/ James R. Belardi
                                   --------------------------------------
                                   as Trustee

                                   /s/ Scott H. Richland
                                   --------------------------------------
                                   as Trustee


                                   /s/ Scott L. Robinson
                                   --------------------------------------
                                   as Trustee

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